Income Tax - Schedule of Reconciliation of the Expected Income Tax Benefits to the Actual Income Tax Provision (Details) - USD ($)		6 Months Ended
		Jun. 30, 2025	Jun. 30, 2024
Schedule of Reconciliation of the Expected Income Tax Benefits to the Actual Income Tax Provision [Abstract]
Net loss before income taxes		$ (7,686,900)	$ (2,940,528)
Income tax benefits attributable to net income at Singapore statutory rate of 17%	[1]	(1,306,773)	(499,890)
Effect of different tax rates in other jurisdictions		(27,480)	(44,563)
Non-deductible expenses		139,090	166,923
Unrecognized deferred tax asset		1,195,163	377,530
Total tax provision

[1]	The Company has reconciled to the Singapore corporate income tax rate of 17% to reflect the location of the Company’s operating activities and rather than reconciling to Cayman Islands statutory tax rate of 0%.